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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 11, 1999, except
as to Note 10 which is as of December   , 1999, relating to the financial
statements of Quantum Effect Devices, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PricewaterhouseCoopers, LLP


San Jose, California
December 29, 1999